Exhibit 10.4

Executed Copy

AMENDMENT NO. 3 TO THE MANAGEMENT AGREEMENT

This AMENDMENT NO. 3 dated December 16, 2020 to the MANAGEMENT AGREEMENT made as of November 6, 1998, as amended on April 1, 2014 and January 29, 2019 (the “Management Agreement”), by and among CERES MANAGED FUTURES LLC, a Delaware limited liability company (“CMF”), CERES CLASSIC L.P. (formerly Managed Futures Premier Graham L.P), a Delaware limited partnership (the “Partnership”) and GRAHAM CAPITAL MANAGEMENT, L.P., a Delaware limited partnership (the “Advisor”, and together with CMF and the Partnership, the “Parties”).

W I T N E S S E T H:

WHEREAS, CMF allocates, from time to time, a certain amount of the assets of the Partnership to the Advisor to trade pursuant to the Management Agreement;

WHEREAS, effective October 2, 2020, the Partnership amended its Certificate of Limited Partnership to change its name to Ceres Classic L.P.; and

WHEREAS, the Parties wish to amend the Management Agreement to reflect a reduction in the management fee paid under Section 6(a)(i).

NOW, THEREFORE, the parties agree as follows:

1.    The monthly management fee rate referred to in clause (a)(i) of the Section entitled “Fees” in the Management Agreement is hereby reduced to a monthly management fee rate equal to 1/12 of 1.25 (a 1.25% annual rate).

2.    This Amendment No. 3 shall take effect as of the 1st day of January, 2021.

3.    This Amendment No. 3 may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same agreement. Any signature on the signature page of this Amendment No. 3 may be an original or electronically transmitted signature or may be executed by applying an electronic signature using DocuSign© or, if permitted by CMF (such permission not to be unreasonably withheld), any other similar program.

4.    This Amendment No. 3 shall be governed and construed in accordance with the laws of the State of New York.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of the date first written above.

CERES CLASSIC L.P.

By: Ceres Managed Futures LLC (General Partner)

By /s/ Patrick T. Egan
Patrick T. Egan President & Director

CERES MANAGED FUTURES LLC

By /s/ Patrick T. Egan
Patrick T. Egan President & Director

GRAHAM CAPITAL MANAGEMENT, L.P.

By /s/ Brian Douglas
Name:	Brian Douglas
Title:	Chief Operating Officer